Exhibit 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-35580 of E Com Ventures, Inc. on Form S-3 and Registration Statement Nos. 333-30882, 333-70608 and 333-119123 on Forms S-8 of our report dated April 27,
2005, appearing in this Annual Report on Form 10-K of E Com Ventures, Inc. for the year ended January 29, 2005.

/s/ DELOITTE & TOUCHE LLP


Miami, Florida
April 27, 2005